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                                 EXHIBIT (h)(18)


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                                                       Dated: ----------, 1999

                           FORM OF AMENDED SCHEDULE I
                                     TO THE
                           SHAREHOLDER SERVICING PLAN
                              DATED MARCH 20, 1996

         This Shareholder Servicing Plan shall be adopted with respect to the following Funds (and Classes) of AmSouth Mutual Funds:

  Name of Fund                                                   Class
  ------------                                                   -----
  AmSouth Prime Obligations Fund                                 Class A Class
  AmSouth U.S. Treasury Fund                                     Class A Class
  AmSouth Tax Exempt Fund                                        Class A Class
  AmSouth Government Bond Fund                                   Class A Class
  AmSouth Bond Fund                                              Class A Class
  AmSouth Limited Maturity Fund                                  Class A Class
  AmSouth Municipal Bond Fund                                    Class A Class
  AmSouth Florida Tax-Free Fund                                  Class A Class
  AmSouth Equity Fund                                            Class A Class
  AmSouth Regional Equity Fund                                   Class A Class
  AmSouth Balanced Fund                                          Class A Class
  AmSouth Capital Growth Fund                                    Class A Class
  AmSouth Small Cap Fund                                         Class A Class
  AmSouth Equity Income Fund                                     Class A Class
  AmSouth Select Equity Fund                                     Class A Class
  AmSouth Enhanced Market Fund                                   Class A Class
  AmSouth International Equity Fund                              Class A Class
  AmSouth Mid-Cap Equity Fund                                    Class A Class

  AmSouth Growth Opportunities Fund                              Class A Class

  AmSouth Large-Cap Equity Fund                                  Class A Class
  AmSouth Limited Term U.S. Government Fund                      Class A Class
  AmSouth Tennessee Tax-Exempt Fund                              Class A Class
  AmSouth Limited Term Tennessee Tax-Exempt Fund                 Class A Class
  AmSouth U.S. Treasury Money Market Fund                        Class A Class
  AmSouth Aggressive Growth Portfolio                            Class A Class
  AmSouth Growth Portfolio                                       Class A Class
  AmSouth Growth & Income Portfolio                              Class A Class
  AmSouth Moderate Growth & Income Portfolio                     Class A Class
  AmSouth Current Income Portfolio                               Class A Class